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                                                                Exhibit 1.1



                              THE PRICE REIT, INC.

                                1,000,000 SHARES
                                  COMMON STOCK
                                ($.01 PAR VALUE)

                             UNDERWRITING AGREEMENT


                                                              New York, New York

                                                                  August 5, 1997


Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048


Ladies and Gentlemen:

         The Price REIT, Inc., a Maryland corporation (the "Company"), proposes to sell to Salomon Brothers Inc (the "Underwriter"), 1,000,000 shares of Common Stock, $.01 par value, of the Company ("Common Stock"). The aforesaid 1,000,000 shares of Common Stock described above to be purchased by the Underwriter are hereinafter called the "Securities."

               1. Representations and Warranties. The Company represents and warrants to, and agrees with, the Underwriter as set forth below in this Section
1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

               (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 333-16787) dated November 25, 1996, on such Form, including a basic prospectus, for registration under the Act of the offering and sale from time to time of the Company's equity and debt securities, including the Securities, and on December 23, 1996, the Company filed Amendment No. 1 thereto, which has previously been furnished to you. Such registration statement, as so amended, has become effective under the Act. The offering of the Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of



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        the Effective Date. The Company will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Underwriter shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

               (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriter specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto). The Final Prospectus delivered to the Underwriter for use in connection with this offering is identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T promulgated by the Commission.

               (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to



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        the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. "Rule 415", "Rule 424" and "Regulation S-K" refer to such rules or regulation under the Act. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered.

               (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to so qualify would not have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business affairs or business prospects of the Company), and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged; and the Company has no interest in any entity or person other than (i) its ownership of all of the outstanding capital stock of Price/Texas, Inc., a Texas corporation ("Price Texas"), (ii) its ownership of all of the limited partnership interests in Price/Baybrook, Ltd., a Texas limited partnership ("Price/Baybrook"), Price/Baybrook, Ltd.'s ownership of 50% of the membership



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        interests in Price/Fry Limited Liability Company, a Texas limited liability company ("Price/Fry"), and the ownership by Price Texas of all of the general partnership interests of Price/Baybrook, Ltd., (iii) its 90% membership interest in Smithtown Venture Limited Liability Company, a New York limited liability company ("Smithtown"), (iv) its 50% partnership interest in Centrepoint Associates, L.L.P., an Arizona limited liability partnership, (v) its 50% general partnership interest in Hayden Plaza North Associates, an Arizona general partnership, and
        (vi) its 75% membership interest in Bridgewater Community Retail Center, LLC, a New Jersey limited liability company (collectively, the "Affiliates," and the Company's interests in the Affiliates are referred to herein collectively as the "Interests").

               (e) Each of the Affiliates has been duly organized and is validly existing as a corporation, limited liability company or partnership, as the case may be, and in good standing under the laws of its jurisdiction of organization, is duly qualified to do business and is in good standing as a foreign corporation, limited liability company or partnership, as the case may be, in each jurisdiction in which its respective ownership or lease of property or the conduct of its business requires such qualification (except where the failure to so qualify would not have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business affairs or business prospects of the Company), and has all power and authority necessary to own or hold its respective properties and to conduct the business in which it is engaged; and none of the Affiliates, other than Price/Baybrook, Ltd., is a "significant subsidiary," as such term is defined in Rule 405 of the rules and regulations promulgated pursuant to the Securities Act.

               (f) The Company has an authorized capitalization as set forth in the Final Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Final Prospectus and were not issued in violation of, and are not subject to, preemptive or similar rights arising by operation of the Maryland General Corporation Law (the"MGCL"), or under the charter or bylaws of the Company or any agreement or instrument, or otherwise; and the Company's Interests have been duly and validly authorized and issued and are fully paid and non-assessable and are owned by the Company free and clear of all liens, encumbrances, equities or claims.

               (g) The unissued Securities to be issued and sold by the Company to the Underwriter hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable, and will conform to the description thereof contained in



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        the Final Prospectus; and the issuance of the Securities is not subject to preemptive or other similar rights.

               (h) This Agreement has been duly authorized, executed and delivered by the Company.

               (i) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, partnership or joint venture agreement or other agreement or instrument to which the Company or any of the Affiliates is a party or by which the Company or any of the Affiliates is bound or to which any of the property or assets of the Company or any of the Affiliates is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any governing document of any of the Affiliates or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Affiliates or any of their properties or assets; and except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as have been obtained or made, or as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriter, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

               (j) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

               (k) Except as described in the Final Prospectus, the Company has not sold or issued any Common Stock during the six-month period preceding the date of the Final Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to that certain Purchase Agreement dated as of January 15, 1997, by and among the Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Dean Witter Reynolds



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        Inc. and Sutro & Co. Incorporated, employee benefit plans, qualified stock options plans, dividend reinvestment plans or other employee compensation plans.

             (l) The Company has not sustained, since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Final Prospectus.

             (m) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Final Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

             (n) Ernst & Young LLP, who have certified certain financial statements of the Company, whose report appears in the Final Prospectus or is incorporated by reference therein and who have delivered the initial letter referred to in Section 5(e) hereof, are independent public accountants as required by the Securities Act and the rules and regulations thereunder, and were independent accountants as required by the Securities Act and the rules and regulations thereunder, during the periods covered by the financial statements on which they reported contained or incorporated in the Final Prospectus.

             (o) The Company and the Affiliates have good and marketable title in fee simple to all real property and good and marketable title to all personal property identified in the Final Prospectus as being owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Final Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Affiliates; and all real property and buildings held under lease by the Company and the Affiliates are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with



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        the use made and proposed to be made of such property and buildings by the Company and the Affiliates.

             (p) The Company and the Affiliates carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

             (q) There are no legal or governmental proceedings pending to which the Company or any of the Affiliates is a party or of which any property or assets of the Company or any of the Affiliates is the subject which, if determined adversely to the Company or any of the Affiliates, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business affairs or business prospects of the Company and the Affiliates; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

             (r) There are no contracts or other documents which are required to be described in the Final Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the rules and regulations thereunder, which have not been described in the Final Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the rules and regulations promulgated pursuant to the Securities Act.

             (s) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Final Prospectus which is not so described.

             (t) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which might be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business affairs or business prospects of the Company.

             (u) Since the date as of which information is given in the Final Prospectus, and except as may otherwise be disclosed in the Final Prospectus, the Company has not (i) issued or granted any security other than shares issued pursuant to employee benefit plans, qualified stock options plans, dividend reinvestment plans or other employee compensation plans, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of



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        business or (iv) declared or paid any dividend on its capital stock not in the ordinary course of business.

               (v) Neither the Company nor any of the Affiliates (i) is in violation of its charter, by-laws or other organizational document, as applicable, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, partnership or joint venture agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, which default or violation might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business affairs or business prospects of the Company.

               (w) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of the Affiliates (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or the Affiliates in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of the Affiliates or with respect to which the Company or any of the Affiliates have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes"



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        shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

               (x) Neither the Company nor any Affiliate is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

               (y) The Company has been and is organized in conformity with the requirements for qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"), and its method of operation has at all times enabled, and its proposed method of operation will enable, the Company to meet the requirements for taxation as a real estate investment trust under the Code.

               2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, the Securities at the purchase price of $37.50 per share.

               3. Delivery and Payment. Delivery of and payment for the Securities shall be at 7:00 a.m. (Los Angeles time), on August 11, 1997 at the offices of Gibson, Dunn & Crutcher LLP, 333 South Grand Avenue, Los Angeles, California 90071 (or such later date not later than five business days after such specified date as the Underwriter shall designate), which date and time may be postponed by agreement between the Underwriter and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Underwriter for its account against payment by the Underwriter of the purchase price therefor by wire transfer of immediately available funds to a bank account designated by the Company not later than two business days prior to the Closing Date. Delivery of the Securities shall be made at such location as the Underwriter shall reasonably designate at least one business day in advance of the Closing Date. Certificates for the Securities shall be registered in such names and in such denominations as the Underwriter may request not less than two full business days in advance of the Closing Date.

               The Company agrees to have the Securities available for inspection, checking and packaging by the Underwriter in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

               4.  Agreements.  The Company agrees with the Underwriter that:

               (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become



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        effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment to the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriter of such timely filing. The Company will promptly advise the Underwriter (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective,
        (ii) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

               (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
        Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

               (c) As soon as practicable, the Company will make generally available to its security holders and to the Underwriter an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.



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               (d) The Company will furnish to the Underwriter and counsel for the Underwriter, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by the Underwriter or a dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Underwriter may reasonably request.

               (e) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Underwriter may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities.

               (f) The Company will not, for a period of 90 days following the Execution Time, without the prior written consent of the Underwriter, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any other shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock; provided, however, that the Company may issue and sell Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

               5. Conditions to the Obligations of the Underwriter. The obligation of the Underwriter to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

               (a) If filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

               (b)  The Company shall have furnished to the Underwriter:



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                      (i) the opinion of Gibson, Dunn & Crutcher LLP, counsel
               for the Company, dated the Closing Date, to the effect that:

                                a. The Company is duly qualified as a foreign
                        corporation to transact business and is in good standing in the following states: Arizona, California, Connecticut, Kansas, Maryland, New York, North Carolina, Oklahoma, Virginia and Texas;

                                b. The Affiliates are validly existing and in
                        good standing under the laws of their respective jurisdictions of organization, and Price/Texas, Price/Baybrook, Price/Fry and Smithtown have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

                                c. To the best of such counsel's knowledge and
                        other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of the Affiliates is a party or of which any property or assets of the Company or any of the Affiliates is the subject which, if determined adversely to the Company or any of the Affiliates, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business affairs or business prospects of the Company; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                                d. The Registration Statement was declared
                        effective under the Act as of the date and time specified in such opinion, the Final Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                                e. The Registration Statement and the Final
                        Prospectus and any further amendments or supplements thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules and other financial and statistical data included therein or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; and the documents incorporated by reference in the Final Prospectus and any further amendment or supplement to any such incorporated document made by the Company prior to the Closing Date (other than the financial statements and related schedules and other financial and statistical data included or omitted therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

                              f. The statements contained in the Final
                    Prospectus under the caption "Federal Income Tax Considerations," insofar as they describe matters of law, summaries of legal matters and legal conclusions, are correct in all material respects;

                              g. To the best of such counsel's knowledge, there
                    are no contracts or other documents which are required to be described in the Final Prospectus or filed as exhibits to the Registration Statement by the Act or by the rules and regulations thereunder, which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the rules and regulations under the Act;

                              h. This Agreement has been duly executed and
                    delivered by the Company;

                              i. The issue and sale of the Securities being
                    delivered on the Closing Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument which is filed as an exhibit to (i) the Company's Form 10-Q for the fiscal quarter ended March 31, 1997 or (ii) the Company's Form 10-K for the year ended December 31, 1996 (other than purchase and sale agreements listed as Exhibits 10.38, 10.39 and 10.45 to 10.49 of such Form 10-K), nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or governing documents of any of the Affiliates or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets; and, except for the registration of the Securities under the Act and such consents, approvals, authorizations, registrations or qualifications as have been obtained or made or may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriter, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby;

                              j. To the best of such counsel's knowledge, there
                    are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act; and

                              k. The Securities have been duly authorized for
                    listing, subject to official notice of issuance, on the New York Stock Exchange.

                              l. The Company has been and is organized in
                    conformity with the requirements for qualification as a real estate investment trust under the Code, and its method of operation has at all times enabled, and its proposed method of operation as described in the Final Prospectus and as represented by management will enable, the Company to meet the requirements for taxation as a real estate investment trust under the Code.

                    In giving their opinion, Gibson, Dunn & Crutcher LLP shall additionally state that, nothing has come to such counsel's attention that would lead them to believe that the Registration Statement (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final

               Prospectus (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which counsel need make no statement), at the time the Final Prospectus was issued (unless the term "Final Prospectus" refers to a prospectus which has been provided to the Underwriter by the Company for use in connection with the offering of Securities which differs from the Final Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the date of such prospectus), or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      (ii) The opinion of Ballard Spahr Andrews & Ingersoll,
               counsel for the Company with respect to matters of Maryland law, dated the Closing Date, to the effect that:

                            a. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland and has all corporate power and authority to own, lease and operate its properties as described in the Final Prospectus, to conduct the business in which it is engaged and to perform its obligations under this Agreement;

                            b. The Securities have been duly authorized for issuance and sale to the Underwriter pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the purchase price therefor, will be validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Final Prospectus and will not be subject to preemptive or other similar rights arising by operation of the MGCL or under the charter or bylaws of the Company or any agreement or other instrument known to such counsel;

                            c. This Agreement has been duly authorized by the Company;

                            d. The form of certificate used to evidence the Securities is in due and proper form and complies with all applicable statutory requirements under the laws of the State of Maryland;

                              e. The Company has an authorized capitalization as
                    set forth in the Final Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Final Prospectus and are not subject to preemptive or other similar rights arising by operation of the MGCL or under the charter or bylaws of the Company or any agreement or other instrument known to such counsel;

                              f. The information in the Final Prospectus under
                    the caption "Description of Stock" (except for the information under the subsection thereof entitled "Restrictions on Transfer"), to the extent that it constitutes matters of Maryland law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by them and is correct in all material respects and the information under "Description of Stock -- Restrictions on Transfer," to the extent that it constitutes a summary of the provisions of the Company's charter, has been reviewed by them and is correct in all material respects.

        References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

        In rendering such opinions, (A) Gibson, Dunn & Crutcher LLP may rely as to matters involving the application of laws of the State of Maryland, to the extent deemed proper and specified in such opinion, upon the opinion of Ballard Spahr Andrews & Ingersoll and (B) Gibson, Dunn & Crutcher LLP and Ballard Spahr Andrews & Ingersoll may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

               (c) The Underwriter shall have received from Latham & Watkins, counsel for the Underwriter, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

               (d) The Company shall have furnished to the Underwriter a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                      (i) the representations and warranties of the Company in
               this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                      (ii) no stop order suspending the effectiveness of the
               Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                      (iii) since the date of the most recent financial
               statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

               (e) (i) At the Closing Date, Ernst & Young LLP shall have furnished to the Underwriter a letter or letters (which may refer to letters previously delivered to the Underwriter), dated as of the Closing Date, in form and substance satisfactory to the Underwriter.

                      (ii) In addition, at the Execution Time, Ernst & Young LLP shall have furnished to the Underwriter a letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Underwriter, to the effect set forth above.

               (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Underwriter, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

               (g) Prior to the Closing Date, the Company shall have furnished to the Underwriter such further information, certificates and documents as the Underwriter may reasonably request.

               (h) On or before the date of this Agreement, the Underwriter shall have received a lock-up agreement, substantially in the form of Exhibit A hereto, signed by each of the persons listed on Schedule I hereto.

               (i) Prior to the Closing Time, the securities shall have been duly listed on the New York Stock Exchange, subject only to official notice of issuance.

               If any condition specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriter and counsel for the Underwriter, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriter. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

               The documents required to be delivered by this Section 5 shall be delivered at the office of Gibson, Dunn & Crutcher LLP, counsel for the Company, at 333 South Grand Avenue, Los Angeles, California 90071, on the Closing Date.

               6. Reimbursement of Underwriter's Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 9(i) hereof or because of any refusal, inability or failure on the part of the Company to perform any material agreement herein or comply with any material provision hereof other than by reason of a default by the Underwriter, the Company will reimburse the Underwriter upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

               7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Underwriter, the directors, officers, employees and agents of the Underwriter and each person who controls the Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

               (b) The Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page, the stabilization legend on the inside front cover page and in the second and the fifth paragraphs under the heading "Underwriting" in the Final Prospectus constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the documents referred to in the foregoing indemnity, and you, as the Underwriter, confirm that such statements are correct.

               (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

               (d) In the event that the indemnity provided in paragraph (a) or
(b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriter agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and the Underwriter may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriter from the offering of the Securities; provided, however, that in no case shall the Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriter shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriter in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriter. The Company and the Underwriter agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls the Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of the Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

               8. Default by the Underwriter. If the Underwriter shall fail at the Closing Time to purchase the Securities which it is obligated to purchase under this Agreement (the "Defaulted Securities"), the Underwriter shall have the right to make arrangements for any other underwriter to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. In the event of a default by the Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Underwriter shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company for damages occasioned by its default hereunder.

               9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriter, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) there has been since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business affairs or business prospects of the Company, (ii) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (iii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Underwriter, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

               10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

               11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriter, will be mailed, delivered or telegraphed and confirmed to them, at Salomon Brothers Inc, Seven World Trade Center, New York, New York 10048; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 145 South Fairfax Avenue, Fourth Floor, Los Angeles, California 90036, attention of Joseph K. Kornwasser, fax number (213) 937-8175.

               12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

               13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

               If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the Underwriter.


                                            Very truly yours,

                                            The Price REIT, Inc.

                                            By: /s/ JOSEPH K. KORNWASSER
                                               ------------------------------
                                               Title: President/CEO
                                                     ------------------------

The foregoing Agreement is hereby
confirmed and accepted as of the
date set forth above.

Salomon Brothers Inc


By:   Salomon Brothers Inc

By:   /s/ STEVEN HASON
   -----------------------------------
      Vice President

                                   SCHEDULE I


Raymond E. Peet
Joseph K. Kornwasser
George M. Jezek
Thomas Scheers
Roy P. Drachman
William D. Jones
Walter Weisman
Keene Wolcott

                                    EXHIBIT A

                               _________ __, 1997




Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

              Re: Proposed Public Offering by The Price REIT, Inc.

Dear Ladies and Gentleman:

              The undersigned, a stockholder [and an officer and/or director] of The Price REIT, Inc., a Maryland corporation (the "Company"), understands that Salomon Brothers Inc ("Salomon") proposes to enter into an Underwriting Agreement (the "Underwriting Agreement") with the Company providing for the public offering of shares (the "Securities") of the Company's common stock, par value $.01 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder [and an officer and/or director] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with Salomon Brothers Inc that, during a period of 90 days from the date of the Underwriting Agreement, the undersigned will not, without the prior written consent of Salomon, directly or indirectly, (i) offer (or announce any offering of), pledge (other than a pledge to a lending institution as collateral or security for a bona fide loan), sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any security convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

                                         Very truly yours,



                                         Signature:  _________________________

                                         Print Name: _________________________